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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  October 22, 2002


                      INTEGRATED INFORMATION SYSTEMS, INC.
          -------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                       29947                 86-0624332
          --------                       -----                 ----------
(State or Other Jurisdiction          (Commission             (IRS Employer
      of Incorporation)              File Number)           Identification No.)


                 1480 SOUTH HOHOKAM DRIVE, TEMPE, ARIZONA 85281
          -------------------------------------------------------------
              (Address of Principal Executive Offices) (Zip code)


Registrant's telephone number, including area code  (480) 317-8000


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.    OTHER EVENTS

         Attached hereto as Exhibit 99.1 respectively, is a copy of Integrated Information Systems, Inc.'s press release dated October 16, 2002 titled "IIS Completes Comprehensive Financial Restructuring and Obtains Bank Credit Facility Enabling Organic Growth and Consolidation Strategies."


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

EXHIBIT
NUMBER     DESCRIPTION

99.1 Press release of Integrated Information Systems, Inc. dated October 16, 2002, titled "IIS Completes Comprehensive Financial Restructuring and Obtains Bank Credit Facility Enabling Organic Growth and Consolidation Strategies."



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     INTEGRATED INFORMATION SYSTEMS, INC.



Date: October 22, 2002               By: /s/ James G. Garvey, Jr.
                                            ------------------------
                                             James G. Garvey, Jr.
                                             (Chairman, Chief Executive Officer
                                             and President)